UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2023

Sparx Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56315	92-3402117
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

780 Reservoir Avenue #123 Cranston, RI	02910
(address of principal executive offices)	(zip code)

401-830-9878
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

“We”, “Us”, “Our”, and or “The Company”, refer to Sparx Holdings Group, Inc.

Item 1.01  Entry into a Material Definitive Agreement

On December 29, 2023, the Company entered into a related party lease agreement for a term of five years and a monthly rent payment of $500.00.

Item 8.01  Other Events

On December 29, 2023, Sparx Holdings Group, Inc. (the “Company”) filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to voluntarily deregister its common stock common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is eligible to deregister its common stock by filing a Form 15 under Section 12 (g) of the Exchange Act because it has fewer than 300 shareholders of record.  The Company’s obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, under Section 13(a) of the Exchange Act were suspended upon filing the Form 15. The deregistration under Section 12(g) of the Exchange Act is expected to be effective 90 days after filing the Form 15, at which time the Company’s other filing requirements under Section 13(a) of the Exchange Act will terminate. The Company’s decision to deregister was made after careful consideration of the advantages and disadvantages of being a public full reporting company and the increasing expense of compliance with the many SEC related requirements. This decision should result in a benefit to the Company's shareholders by reducing expenses and permitting management to focus its energies on operating and growing the company. The Company will remain subject to the periodic and current reporting requirements pursuant to Rule 257 of the Securities Act of 1933, as amended under tier 2 of Regulation A.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sparx Holdings Group, Inc.

Dated: December 29, 2023	/s/ Cassandra DeNunzio
By: Cassandra DeNunzio Chief Executive Officer

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